Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.   )

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]

Check the appropriate box:
[ X]      Preliminary Proxy Statement        [  ]Confidential, for use of the
                                                 Commission only (as permitted
                                                 by Rule 14a-6(e)(2))
[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material under Rule 14a-12


                         THE SHEPHERD STREET FUNDS, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

         ---------------------------------------------------------------
    (Name of person (s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

         1. Amount Previously Paid:

         2. Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

           Please fold and detach card at perforation before mailing.

                           SHEPHERD STREET EQUITY FUND

                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 25, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Jeffrey C. Howard and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of common stock of the Shepherd Street Equity Fund (the "Fund") which the undersigned is entitled to vote at the annual meeting of shareholders to be held on July 25, 2002 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated June 3, 2002.

                                     Date:
                                           -------------------------------------

                                     Note: Please  sign  exactly  as  your  name
                                           appears on  this  Proxy.  If  signing
                                           for  an estate, trust or corporation,
                                           title or  capacity should  be stated.
                                           If  the shares are held jointly, both
                                           signers  should  sign,  although  the
                                           signature of one will bind the other.

                                           -------------------------------------


                                           -------------------------------------

                                           Signature(s) PLEASE SIGN IN BOX ABOVE

           Please fold and detach card at perforation before mailing.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS DESCRIBED HEREIN.

Please fill in box(es) as shown using black or blue ink or a number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS           [X]


1.       With respect to the election of seven Directors:

         01  David B. Rea           05 Ralph M. Stockton, Jr.
         02  William R. Watson      06 J. Paul Breitbach
         03  James T. Broyhill      07 James L. Hilmer
         04  James G. Hanes III

         FOR ALL                    WITHHOLD ALL                  FOR ALL EXCEPT
         [    ]                        [    ]                         [    ]

         To withhold authority to vote for any Nominee(s), mark "FOR ALL EXCEPT" and write the Nominee number(s) on the line provided:
                                                              ------------------

2a. To consider and act upon a proposal to eliminate the Fund's fundamental investment restriction regarding securities issued by companies for which an affiliated person of the Fund's adviser serves as an officer or director.

          FOR                         AGAINST                        ABSTAIN
         [    ]                       [    ]                          [    ]

2b. To consider and act upon a proposal to eliminate the Fund's fundamental investment restriction regarding warrants on securities.

          FOR                         AGAINST                        ABSTAIN
         [    ]                       [    ]                         [     ]

3. With respect to ratification of the selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending September 30, 2002.

          FOR                         AGAINST                        ABSTAIN
         [    ]                       [    ]                         [    ]

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                      PROXY

                                    STATEMENT

                         The Shepherd Street Funds, Inc.

                                  June 3, 2002

                      Important Voting Information Inside!

TABLE OF CONTENTS

Letter from the President ........................................      _

Notice of Annual Meeting of Shareholders .........................      _

Detailed Discussion of Proxy Issues ..............................      _

Principal Shareholders ...........................................      _

Proposal 1: Election of Directors ................................      _

Proposal 2: Elimination of two fundamental investment
restrictions......................................................      _

Proposal 3: Ratification of Independent Public Accountants........      _

Other Matters.....................................................      _

                            LETTER FROM THE PRESIDENT

                         The Shepherd Street Funds, Inc.

                               480 Shepherd Street

                       Winston-Salem, North Carolina 27103

                                  June 3, 2002

Dear Shareholder,

     I am writing to inform you of the upcoming Annual Meeting of the shareholders of the Shepherd Street Equity Fund to be held on Thursday, July 25, 2002. At this meeting, you are being asked to vote on several important proposals affecting your Fund. The Board of Directors of your Fund believes that these proposals are in the Fund's and your best interest.

     I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

     The Board of Directors of the Fund has unanimously approved these proposals and recommends a vote "FOR" these proposals. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-888-575-4800.

     I appreciate your consideration of these important proposals. Thank you for investing with Shepherd Street Equity Fund and for your continued support.

Sincerely,

/s/David B. Rea

David B. Rea
President

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held on July 25, 2002

                         The Shepherd Street Funds, Inc.

                               480 Shepherd Street

                       Winston-Salem, North Carolina 27103

                                 1-888-575-4800

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of the Shepherd Street Equity Fund(the "Fund"), which is a series of the The Shepherd Street Funds, Inc., a Maryland corporation (the "Company"), will be held at the offices of Ultimus Fund Solutions, LLC, the Fund's transfer agent, located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, on July 25, 2002, at 10:00 a.m. Eastern time, for the following purposes:

     1. To elect seven Directors, to hold office until the next annual meeting of shareholders and until their successors are elected and shall qualify; and

     2a. To consider and act upon a proposal to eliminate the following fundamental investment restriction: "The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the company or an officer, director or other affiliated person of the adviser";

     2b. To consider and act upon a proposal to eliminate the following fundamental investment restriction: "The Fund will not purchase warrants on securities";

     3. To ratify or reject the selection of Tait, Weller & Baker as the Fund's independent public accountants for the fiscal year ending September 30, 2002; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

This is a notice and proxy statement for the Annual Shareholders' Meeting. The shareholders of the Fund will vote only on those matters being considered by the Fund. Please complete, sign and return the enclosed proxy voting card.

Shareholders of record as of the close of business on May 31, 2002, are the only persons entitled to notice of and to vote at the meeting and any adjournments thereof. Your attention is directed to the attached proxy statement.

We urge you to complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided so you will be represented at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU CAST YOUR VOTE "FOR" EACH OF THE PROPOSALS.

June 3, 2002                  BY ORDER OF THE BOARD OF DIRECTORS
                              /s/ Jeffrey C. Howard

                              Jeffrey C. Howard
                              Secretary

                               DETAILED DISCUSSION

                                 OF PROXY ISSUES

                                  June 3, 2002

     The enclosed proxy is solicited by the Board of Directors of The Shepherd Street Funds, Inc. in connection with the Annual Meeting of Shareholders to be held on Thursday, July 25, 2002. The Annual Meeting will be held at the offices of the Fund's transfer agent, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, at 10:00 a.m. Eastern time, and any adjournments thereof. In this proxy statement, The Shepherd Street Funds, Inc. will be referred to as the "Company." The shares of capital stock of the Company entitled to vote at the meeting are issued in series. Currently there is only a single series issued, the Shepherd Street Equity Fund, which will be referred to as the "Fund."

     This notice of meeting and proxy statement are first being mailed to shareholders on or around June 3, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or other electronic means by representatives of the Company.

     The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Salem Investment Counselors, Inc. the Fund's investment adviser.

     VOTING OF PROXIES. If you vote your proxy now, you may revoke it before the meeting using any of the voting procedures described on your proxy vote card or by attending the meeting and voting in person. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of all proposals. In instances where choices are specified on the proxy, those proxies will be voted as the shareholder has instructed.

     The Board has fixed the close of business on May 31, 2002 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Shareholders of record of the Fund as of the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of May 31, 2002, the Fund had issued and outstanding _____ shares of common stock.

     If a proposal being considered at the Annual Meeting does not receive enough "FOR" votes by Thursday, July 25, 2002, to constitute approval of the proposals being considered at the meeting, the named proxies may propose adjourning the Annual Meeting to allow the gathering of more proxy votes. An adjournment requires a vote "FOR" by a majority of the votes present at the meeting (whether in person or by proxy). The named proxies will vote the "FOR" votes they have received in favor of the adjournment, and any "AGAINST" or "ABSTAIN" votes will count as votes against adjournment. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal.

     Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot vote on a proposal because instructions have not been received from the beneficial owners) will be counted as "present" for purposes of determining whether or not a quorum is present for the meeting. Abstentions and broker non-votes will, however, be considered to be votes "AGAINST" the proposals.

     QUORUM. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The quorum for the Annual Shareholders Meeting is one-third of the outstanding shares of the Fund as of the record date. Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the proposals, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote "FOR" the proposals in favor of such adjournments, and will vote those proxies for which they are required to vote "AGAINST" such proposals against any such adjournments.

     SHAREHOLDER VOTE REQUIRED. With respect to the election of Directors (Proposal 1), the seven Nominees receiving the highest number of affirmative votes cast at the meeting will be elected, so long as the votes FOR each Nominee exceed the votes AGAINST each Nominee. Approval of Proposal 2a and Proposal 2b requires the affirmative vote of a majority of the outstanding shares of the Fund as defined by the Investment Company Act. For purposes of Proposal 2a and Proposal 2b, a majority of the outstanding shares of the Fund means the lesser of (i) 67% or more of the shares represented at the meeting, if more than 50% of the outstanding shares of the Fund are represented at the meeting, or (ii) more than 50% of the outstanding shares of the Fund. With respect to the ratification of the selection of the Fund's independent public accountants (Proposal 3) if a quorum (as described above) is represented at the meeting, the vote of a simple majority of the shares voted is required.

     COST OF PROXY SOLICITATION. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by Salem Investment Counselors, Inc, the Fund's investment adviser.

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

     INVESTMENT ADVISER. Salem Investment Counselors, Inc. (the "Adviser"), 480 Shepherd Street, Winston-Salem, North Carolina 27103, is the Fund's investment adviser. The Adviser manages the Fund's portfolio and oversees the daily activities of the Fund.

     TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus") provides the Fund with administration, fund accounting and transfer agency and shareholder services. The mailing address of Ultimus is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246. Ultimus is compensated by the Adviser (not the Fund).

     DISTRIBUTOR. Ultimus Fund Distributors, Inc. ("UFDI") is the Fund's principal underwriter. UFDI's mailing address 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

     ANNUAL REPORT. The Fund will furnish, without charge, a copy of its most recent annual and semiannual report upon request. To request these materials, please call us at 1-888-575-4800.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of the close of business as of May 31, 2002, the share ownership of those shareholders known by the Company to own more than 5% of the Fund's outstanding shares.

Name of Record Owner                Shares Owned          % of Ownership

Wachovia Securities, Inc.            ---------               ---------
FBO Client Account
P.O. Box 1220
Charlotte, NC 28201

BB&T Trust Company                   ---------               ---------
434 Fayetteville St Mall
4th Floor
Raleigh, NC 27601

Arrow & Company                      ---------               ---------
P.O. Box 30010
Durham, North Carolina 27702
--------------------------------------------------------------------------------

As of May 31, 2002, the officers and Directors of the Company, as a group, owned of record or beneficially 5.4% of the Fund's outstanding shares. For information regarding ownership of shares of the Fund by individual Directors, see "Directors' Ownership of Fund Shares" below.

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Board of Directors of the Company has nominated seven individuals(the "Nominees") for election to the Board. At the Annual Meeting, the shareholders of the Fund will be asked to elect the Nominees to serve on the Board of Directors. It is intended that the enclosed Proxy will be voted FOR the election of the seven Nominees named below as Directors, unless such authority has been withheld in the Proxy. The term of office of each person elected as Director will be until the next annual meeting of shareholders and until his successor is duly elected and shall qualify. Information regarding each Nominee is set forth below. Each Nominee has consented to serve as a Director if elected.

     Shareholders are being asked to elect the Nominees to serve on the Board of Directors of the Company in order to ensure that at least two-thirds of the members of the Board have been elected by the shareholders of the Company as required by the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Investment Company Act provides that vacancies on the Board of Directors may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To ensure continued compliance with this requirement without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this Annual Meeting to elect the seven Nominees to hold office until the next annual meeting of shareholders and until their successors are elected and shall qualify. Consistent with the provisions of the Company's by-laws, and as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings unless required by the Investment Company Act. Thus, the Directors will effectively be elected for indefinite terms, subject to termination or resignation. Each Nominee has indicated a willingness to serve as a member of the Board of Directors if elected. If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. However, management has no reason to believe that any Nominee will be unavailable for election. In evaluating the Nominees, the Directors took into account their background and experience, including their familiarity with the issues relating to this type of Fund and its underlying investments as well as their careers in business, finance, politics, law and other areas. The Directors also considered the prior experience of certain of the Nominees as Directors of the Company.

THE BOARD OF DIRECTORS GENERALLY

     The Board of Directors oversees the management of the Company and generally meets at least quarterly to review reports about Fund operations. The Board has the authority to manage the business of the Company on behalf of its investors, and it has all powers necessary or convenient to carry out that responsibility. Consequently, the Directors may adopt Bylaws providing for the regulation and management of the affairs of the Company and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Fund's investors. Subject to the Investment Company Act and applicable Maryland law, they may fill vacancies in or reduce the number of board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Directors who may exercise the powers and authority of the Board to the extent that the Directors determine. They may, in general, delegate such authority as they consider desirable to any officer of the Company, to any Committee of the Board and to any agent or employee of the Company or to any custodian, transfer or shareholder servicing agent, or principal underwriter. Any determination as to what is in the interests of the Company made by the Directors in good faith shall be conclusive.

INFORMATION REGARDING THE COMPANY'S DIRECTORS, NOMINEES AND OFFICER

     The following is a list of the Nominees and executive officers of the Company. Each Director who is an "interested person" of the Company, as defined by the Investment Company Act, is indicated by an asterisk. The other Directors and Nominees are independent; that is, they are not employees or officers of, and have no financial interest in, the Company's affiliates or its service providers.

                                                                                                                     Number of
                                                                                                                   Portfolios in
                                                                                                                   Fund Complex
                                       Length of        Position(s) Held      Principal Occupation(s) During       Overseen by
Name, Address and Age                  Time Served      with Company          Past 5 Years and Directorships         Director
                                                                                    of Public Companies
-----------------------------------------------------------------------------------------------------------------------------------
*David B. Rea (age 46)                 Since            President/Director    Investment Counselor with Salem            1
480 Shepherd Street                    Sept. 1998                             Investment Counselors, Inc.
Winston-Salem, NC 27114

*William R. Watson (age 61)            Since                Director          Investment Counselor with Salem            1
480 Shepherd Street                    Sept. 1998                             Investment Counselors, Inc.
Winston-Salem, NC 27114

*Ralph M. Stockton, Jr. (age 75)       Since                Director          Attorney; partner of Kilpatrick            1
1001 West Fourth Street                Sept. 1998                             Stockton, LLP, counsel to the
Winston-Salem, NC 27101                                                       Company

Independent Directors:

James T. Broyhill (age 74) **          Since                Director          Retired.  former U.S.                      1
1930 Virginia Road                     Sept. 1998                             Congressman; former Secretary of
Winston-Salem, NC 27104                                                       North Carolina Department of
                                                                              Economic and Community
                                                                              Development; Director of BMC Fund
                                                                              Inc., a closed-end management
                                                                              investment company

J. Paul Breitbach (age 64)             Since                Director          Retired.  prior to January 2002,           1
320 Buckingham Road                    May 2002                               Executive Vice President of
Winston-Salem, NC 27104                                                       Krispy Kreme Doughnut Corporation

James L. Hilmer (age 57)               Since                Director          Marketing consultant                       1
621 Idlewyld Drive                     May 2002
Fort Lauderdale, FL 33301

James G. Hanes III (age 58)***                              Nominee           Serves on a number of community            1
3920 Beechridge Road                                                          boards and is involved in
Winston-Salem, NC 27106                                                       numerous philanthropic causes;
                                                                              farmer in southern Virginia


Executive Officers:

Robert T. Beach (age 55) **            Since                Vice President    Investment Counselor with Salem
480 Shepherd Street                    Sept. 1998                             Investment Counselors, Inc.
Winston-Salem, NC 27114

Dale M. Brown (age 49)                 Since                Vice President    Investment Counselor with Salem
480 Shepherd Street                    Sept. 1998                             Investment Counselors, Inc.
Winston-Salem, NC 27114

Jeffrey C. Howard (age 48)             Since                Secretary and     Investment Counselor with Salem
480 Shepherd Street                    Sept. 1998             Treasurer       Investment Counselors, Inc.
Winston-Salem, NC 27114


* David B. Rea and William R. Watson, as affiliated persons of the Adviser, are "interested persons" of the Company within the meaning of Section
     2(a)(19) of the Investment Company Act. Ralph M. Stockton, Jr., as a partner of Kilpatrick Stockton LLP, legal counsel to the Company, is also an "interested person" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act.

**   James T. Broyhill is the father-in-law of Robert T. Beach.

*** James G. Hanes III is the son of Helen C. Hanes, who has been a Director of the Company since September 1998. Ms. Hanes is not seeking re-election as a Director at the Annual Meeting. She has tendered her resignation to be effective upon the election by shareholders of James G. Hannes III as Director.

     BOARD COMMITTEES. The Board of Directors has established an Audit Committee, which overseas the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are James T. Broyhill, J. Paul Breitbach, James L. Hilmer and, subject to his election as a Director at the Annual Meeting, James G. Hanes III. The Audit Committee held two meetings during the fiscal year ended September 30, 2001. The Board of Directors has no nominating or compensation committee or any committee performing similar functions.

     DIRECTORS' OWNERSHIP OF FUND SHARES. The following table shows each Director's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Director. Information is provided as May 1, 2002.


Name of Director or                     Dollar Range of                   Aggregate Dollar
Nominee                                Fund Shares Owned            Range of Shares of All Funds
                                          by Director                   Overseen by Director
------------------------------------------------------------------------------------------------------------
David B. Rea                             Over $100,000                     Over $100,000
William R. Watson                        Over$100,000                     Over $100,000
Ralph M. Stockton, Jr.                 $10,001--$50,000                  $10,001--$50,000
James T. Broyhill                       over $100,000                     over $100,000
J. Paul Breitbach                            none                              none
James L. Hilmer                              none                              none
James G. Hanes III                     $10,001--$50,000                  $10,001--$50,000
Helen C. Hanes*                        $10,001--$50,000                  $10,001--$50,000


* Helen C. Hanes is the mother of James G. Hanes III, and has been a Director of the Company since September 1998. Ms. Hanes is not seeking election as a Director at the Annual Meeting. She has tendered her resignation to be effective upon the election by shareholders of James G. Hanes III as a Director.

     DIRECTOR COMPENSATION. No director, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Director of the Company. The following table provides compensation amounts paid during the fiscal year ended September 30, 2001 to Directors who are not affiliated with the Adviser for their service to the Fund:

                                                                                                                Total Compensation
                                Aggregate                   Pension or                 Estimated Annual           Paid forService
                          Compensation Paid for             Retirement                   Benefits Upon           to the Fund and
  Director                 Service to the Fund            Benefits Accrued                 Retirement               Fund Complex
-----------------------------------------------------------------------------------------------------------------------------------
James T. Broyhill               $ 5,750                        None                           None                    $5,750
Ralph M. Stockton, Jr.            5,750                        None                           None                     5,750
Helen C. Hanes                    4,750                        None                           None                     4,750


THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                                   PROPOSAL 2:
                         ELIMINATION OF TWO FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------


     The shareholders of the Fund will vote separately on the two Proposals to eliminate fundamental investment restrictions as described below. The Investment Company Act requires investment companies like the Fund to adopt certain specific investment policies that can be changed only by a shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a shareholder vote. Both types of policies are referred to as "fundamental" policies. Some of the Fund's fundamental investment restrictions were adopted in the past to reflect certain regulatory, business or industry conditions that are no longer in effect.

     After conducting an analysis of the Fund's fundamental investment restrictions, the Adviser recommended to the Board that certain fundamental investment restrictions be amended or eliminated to promote the following goals:
(i) to eliminate certain fundamental investment restrictions that are not required under the Investment Company Act; and (ii) to provide greater flexibility to the Adviser in managing the Fund. The Board has reviewed the proposed elimination of two of the Fund's fundamental investment restrictions, as set forth in Proposal 2a and Proposal 2b, and believes such elimination is in the best interests of the Fund and its shareholders.

PROPOSAL 2a
-----------

TO ELIMINATE THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTION: "THE FUND WILL NOT ACQUIRE OR RETAIN ANY SECURITY ISSUED BY A COMPANY, AN OFFICER OR DIRECTOR OF WHICH IS AN OFFICER OR DIRECTOR OF THE COMPANY OR AN OFFICER, DIRECTOR OR OTHER AFFILIATED PERSON OF THE ADVISER."

     The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment restriction regarding the Fund acquiring or retaining a security issued by a company that has an officer or director that is an officer or director of the Company or an officer, director or other affiliated person of the Adviser. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under the Inestment Company Act and that the Board has determined may be overly restrictive.

     Various provisions within the Investment Company Act are intended to protect shareholders from potential issues arising from conflicts of interest that may arise in the course of the Fund's business activities, including its investment activities. The Fund intends to comply with these provisions, and the Adviser, in light of its contractual and fiduciary obligations to the Funds, seeks to identify and avoid conflicts of interests that could harm shareholders in the Fund. The elimination of this fundamental investment restriction will permit the Fund to assess on a case-by-case basis security positions that would otherwise be prohibited or required to be immediately liquidated under the current restriction, should such situations arise.

     Except as described above, elimination of this fundamental investment restriction is not expected to affect the day-to-day management of the Fund.

     The elimination of this fundamental investment restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction as stated above will remain unchanged.

PROPOSAL 2b
-----------

TO ELIMINATE THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTION:
"THE FUND WILL NOT PURCHASE WARRANTS ON SECURITIES."

     The Board has approved, and recommends that shareholders of the Fund approve, the elimination of the Fund's fundamental investment restriction regarding the Fund purchasing warrants. The primary purpose of the proposal is to eliminate a fundamental investment restriction that is not required under the Investment Company Act and that the Board has determined to be overly restrictive.

     The proposed elimination of the Fund's fundamental investment restriction prohibiting the Fund from purchasing warrants is inteded to enhance the Fund's flexibility in pursuing its existing investment objectives by permitting it to purchase warrants if presented with an appropriate opportunity. Warrants are options to purchase equity securities at a specified price and are valid for a specific time. If the Fund is permitted to purchase warrants, such purchases would entail certain risks. These risks include the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). The Board believes that the benefits of being able to purchase warrants should an attractive opportunity arise should outweigh and any risks associated with such investments.

     Except as described above, elimination of this fundamental investment restriction is not expected to affect the day-to-day management of the Fund.

     The elimination of this fundamental restriction will become effective immediately upon shareholder approval. If the proposal is not approved by the shareholders of the Fund, the Fund's current restriction as stated above will remain unchanged.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELIMINATION OF EACH OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS DESCRIBED ABOVE.

                                   PROPOSAL 3:
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

--------------------------------------------------------------------------------

     On November 8, 2001, the Board of Directors, including a majority of the Independent Directors, selected Tait, Weller & Baker ("TWB") as the Fund's independent public accountants for the fiscal year ending September 30, 2002. The employment of TWB is conditional upon the right of the Company to terminate the employment without any penalty. If the Fund's shareholders do not ratify the selection of TWB, other certified public accountants will be considered for selection by the Board of Directors.

     Representatives of TWB are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of TWB are present, they will be available to respond to appropriate questions from shareholders.

AUDIT FEES

     The aggregate fees billed by TWB for professional services (which includes tax form preparation for the Company) rendered for the audit of the Fund's annual financial statements for the most recent fiscal year is $10,000. Under the current fee arrangement, the Adviser is responsible for the payment of the Fund's operating expenses, including fees payable to TWB.

ALL OTHER FEES

     TWB did not provide any other services to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser during the most recent fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF TAIT, WELLER & BAKER AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

                                 OTHER BUSINESS

--------------------------------------------------------------------------------

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Directors are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

     Any shareholders proposal intended to be presented at the next shareholder meeting must be received by the Corporation for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                                       By Order of the Board of Directors

                                       /s/ Jeffrey C. Howard

                                       Jeffrey C. Howard
                                       Secretary

Date: June 3, 2002

--------------------------------------------------------------------------------

PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.